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Associated Estates Realty Corporation

(Name of Registrant as Specified In Its Charter)

Land & Buildings Investment Management, LLC

Land & Buildings Capital Growth Fund, L.P.

Jonathan Litt

Marcus E. Bromley

Michael J. DeMarco

Charles M. Elson

Dana K. Hamilton

Gregory F. Hughes

R. Scot Sellers

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Land and Buildings Responds to Letter from Associated Estates

-	Land and Buildings believes AEC's offer to put two of Land and Buildings' candidates onto an expanded 9-person Board is insufficient –

-	Land and Buildings looks forward to identifying a collaborative solution following AEC's addition of two new independent Board members, in addition to Douglas Crocker –

Stamford, CT— (February 13, 2015) – Today Land and Buildings released a public letter to Jeffrey Friedman, Chairman of the Board of Directors and CEO of Associated Estates Realty Corporation (NYSE: AEC) ("AEC", "Associated Estates", or the "Company") in response to a letter from the Company dated February 11th, 2015.

The full text of the letter can be found below:

February 13, 2015

Jeffrey I. Friedman
Chairman of the Board
Associated Estates Realty Corporation
1 AEC Parkway
Richmond Heights, Ohio 44143-1550

Dear Jeff:

Thank you for the letter dated February 11, 2014 regarding your offer to put two of Land and Buildings' candidates onto an expanded 9-person Board of Directors. As we outlined earlier this week, we do not believe it is in the best interests of all AEC shareholders to preserve the status quo with a Board dominated by the incumbent directors who have overseen the disappointing performance. Also, this offer is in opposition to your comments that you have no intentions of increasing the size of the Board of Directors.

We have heard from a number of AEC shareholders that agree with us—the AEC Board is in need of substantial change and shareholders need a voice in the boardroom.

We continue to believe that your commitment to add two new independent members to your Board, in addition to Douglas Crocker, is a step in the right direction and I believe the retention of Ferguson Partners to undertake the two person board member search as you outlined in your December 29, 2014 press release should prove fruitful. We continue to be open to discussing how our nominees in addition to Douglas Crocker and the two new directors you are identifying could be part of a collaborative solution.

Sincerely,

Jonathan Litt

Land and Buildings

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About Land and Buildings:

Land and Buildings is a registered investment manager specializing in publicly traded real estate and real estate related securities. Land and Buildings seeks to deliver attractive risk adjusted returns by opportunistically investing in securities of global real estate and real estate related companies, leveraging its investment professionals' deep experience, research expertise and industry relationships.

Investor Contact:

Scott Winter / Jonathan Salzberger

Innisfree M&A Incorporated

212-750-5833

Media Contact:
Elliot Sloane / Dan Zacchei

Sloane & Company
212-486-9500
Esloane@sloanepr.com or
Dzacchei@sloanepr.com

LAND & BUILDINGS CAPITAL GROWTH FUND, L.P., LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC AND JONATHAN LITT (COLLECTIVELY, "LAND & BUILDINGS") AND MARC BROMLEY, MICHAEL DEMARCO, CHARLES ELSON, DANA HAMILTON, GREGORY HUGHES AND SCOT SELLERS (TOGETHER WITH LAND & BUILDINGS, THE "PARTICIPANTS") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS' SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF ASSOCIATED ESTATES REALTY CORPORATION (THE "COMPANY") FOR USE AT THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS (THE "PROXY SOLICITATION"). ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE

DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV/. IN ADDITION, INNISFREE M&A INCORPORATED, LAND & BUILDING'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD, WHEN AVAILABLE, WITHOUT CHARGE UPON REQUEST.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED BY LAND & BUILDINGS WITH THE SEC ON DECEMBER 29, 2014. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains "forward-looking statements" that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All forward-looking statements included in this document are based on information available to Land and Buildings on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as "may," "will," "seek," "should," "could," "expect," "anticipate," "project," "estimate," "intend," "continue" or "believe" or the negatives thereof or other variations thereon or comparable terminology.  Such statements are not guarantees of future performance or activities.  Due to various risks, uncertainties and assumptions, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements.  The opinions of Land and Buildings are for general informational purposes only and do not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person, and should not be taken as advice on the merits of any investment decision.  This material does not recommend the purchase or sale of any security.  Land and Buildings reserves the right to change any of its opinions expressed herein at any time as it deems appropriate.  Land and Buildings disclaims any obligation to update the information contained herein.  Land and Buildings and/or one or more of the investment funds it manages may purchase additional Associated Estates Realty shares or sell all or a portion of their shares or trade in securities relating to such shares.